UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 30, 2006

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2006, we issued a press release announcing our financial results for the fourth quarter and year ended January 28, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

EBITDA for the fourth quarter was $19.7 million as compared to $21.4 million in the same period in fiscal 2004.

EBITDA and total revenue and order deferral are non-GAAP financial measures.  The Company believes that the use of these financial measures allows management and investors to evaluate and compare the Company’s operating results in a more meaningful and consistent manner.  EBITDA is a widely used financial metric to assess cash flow.  The most-closely analogous GAAP financial measure to total revenue and order deferral is deferred revenue.  The Company’s deferred revenue on the balance sheet was $8.3 million at January 28, 2006, compared to $8.1 million at the end of fiscal 2004.  The most closely analogous GAAP financial measure to EBITDA is net income which was a loss of $19.5 million for the fourth quarter of fiscal 2005 and net income of $10.5 million for the fourth quarter of fiscal 2004.

“EBITDA” consists of earnings before interest, taxes, depreciation and amortization.

“Total revenue and order deferral” represents the combination of backorders, special orders and in-transit orders.

“Backorders” represent products that have been ordered by customers but are out of stock.

“Special orders” represent products that are made-to-order by customers and therefore are not in-stock at the time the order is taken.

“In-transit deferred revenue orders” represent items that have been billed and shipped to the customer but have not yet been delivered at the period end. These are included in the balance sheet under “deferred revenue and customer deposits.”

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press release, issued March 30, 2006, regarding the registrant’s financial results for the fourth quarter and year ended January 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: March 30, 2006	By:	/s/ Chris Newman
Chris Newman
Senior Vice President and Chief Financial
Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, issued March 30, 2006, regarding the registrant’s financial results for the fourth quarter and year ended January 28, 2006.